INDEPENDENT AUDITOR'S REPORT


WST Web Search Technologies Inc.
(A Development Stage Company)


          We have audited the accompanying balance sheets of WST Web Search Technologies Inc. (a development stage company) as of July 31, 2000, and the related statements of operations, stockholders' equity, and cash flows for the period since July 5, 2000 (inception) to July 31, 2000. These financial statements are the responsibility of WST's management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of WST Web Search Technologies Inc. (a development stage company) as of July 31, 2000 and the results of its operations and its cash flows for the period since July 5, 2000 (inception) to July 31, 2000 in conformity with generally accepted accounting principles.

                                        Respectfully submitted



                                        Certified Public Accountants

Salt Lake City, Utah
September 8, 2000

                        WST WEB SEARCH TECHNOLOGIES INC.
                        --------------------------------
                          (A Development Stage Company)
                          -----------------------------
                                  BALANCE SHEET
                                  -------------




                                                                   July 31, 2000
                                                                   -------------

ASSETS
Intangibles and other assets                                            $10,000
                                                                   -------------

     Total Assets                                                       $10,000
                                                                   =============

Liabilities
                                                                              -
                                                                   -------------


Stockholders' Equity:
  Common Stock, Class A, No par value
    Unlimited number of shares authorized ,
    Issued 100 shares at July 31, 2000                                   10,830
  Deficit Accumulated During the
  Development Stage                                                        (830)
                                                                   -------------
     Total Stockholders' Equity                                          10,000
                                                                   -------------
     Total Liabilities and
       Stockholders' Equity                                             $10,000
                                                                   =============


   The accompanying notes are an integral part of these financial statements.

                        WST WEB SEARCH TECHNOLOGIES INC.
                        --------------------------------
                          (A Development Stage Company)
                          -----------------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------





                                                 Since             Cumulative
                                              Inception on           since
                                              July 5, 2000         inception
                                                through                of
                                             July 31, 2000     development stage
                                             -------------     -----------------

Revenues:                                    $           -     $               -


Expenses:                                             830                   830
                                             -------------     -----------------

     Net Loss                                $       (830)     $           (830)
                                             -------------     -----------------

Basic & Diluted loss per share               $      (8.30)
                                             =============



















   The accompanying notes are an integral part of these financial statements.

                        WST WEB SEARCH TECHNOLOGIES INC.
                        --------------------------------
                          (A Development Stage Company)
                          -----------------------------
                        STATEMENT OF STOCKHOLDERS' EQUITY
                        ---------------------------------
                        SINCE INCEPTION TO JULY 31, 2000
                        --------------------------------


                                                                     Deficit
                                                                   Accumulated
                                                                     During
                                           Common Stock            Development
                                    Shares              Amount        Stage
                                    ------              -------     ------------

Balance at July 5, 2000 (inception)      -              $     -     $          -

July 5, 2000 Issuance of stock for
payment of accounts payable and
intangible assets                      100               10,830                -

Net Loss                                 -                    -            (830)
                                    ------              -------     ------------

Balance at July 31, 2000               100              $10,830     $      (830)
                                    ======              =======     ============












   The accompanying notes are an integral part of these financial statements.

                        WST WEB SEARCH TECHNOLOGIES INC.
                        --------------------------------
                          (A Development Stage Company)
                          -----------------------------
                            STATEMENTS OF CASH FLOWS
                            ------------------------

                                                  Since            Cumulative
                                               Inception on           Since
                                               July 5, 2000         Inception
                                                  through               of
                                                 July 31,          Development
                                                  2000               Stage
                                               ------------        -----------

CASH FLOWS FROM OPERATING
-------------------------
ACTIVITIES:
----------
Net Loss                                       $      (830)        $     (830)
                                               ------------        -----------
  Net Cash Used in operating activities               (830)              (830)
                                               ------------        -----------

CASH FLOWS FROM INVESTING
-------------------------
ACTIVITIES:
----------
Net cash provided by investing activities                 -                  -
                                               ------------        -----------

CASH FLOWS FROM FINANCING
-------------------------
ACTIVITIES:
----------
Capital contributed by shareholder                     830                830
                                               ------------        -----------
  Financing Activities                                 830                830
                                               ------------        -----------
Net (Decrease) Increase in
  Cash and Cash Equivalents                               -                  -
Cash and Cash Equivalents
  at Beginning of Period                                  -                  -
                                               ------------        -----------
Cash and Cash Equivalents
  at End of Period                             $          -        $         -
                                               ============        ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                     $          -        $         -
                                               ============        ===========
  Franchise and income taxes                   $          -        $         -
                                               ============        ===========

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
----------------------------------------------------------- -----------
Stock issued for intangible assets             $     10,000        $    10,000



   The accompanying notes are an integral part of these financial statements.

                        WST WEB SEARCH TECHNOLOGIES INC.
                        --------------------------------
                          (A Development Stage Company)
                          -----------------------------
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                     ---------------------------------------
                        SINCE INCEPTION TO JULY 31, 2000
                        --------------------------------


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------

          This summary of accounting policies for WST Web Search Technologies Inc. ("WST") is presented to assist in understanding WST's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

          The unaudited financial statements as of July 31, 2000 and for the period since inception on July 5, 2000 to July 31, 2000 and these notes to unaudited financial statements have been prepared by management and reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations since inception to July 31, 2000. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization and Basis of Presentation
--------------------------------------

          WST was incorporated under the Business Corporations Act, Province of Saskatchewan, Canada on July 5, 2000. WST is in the development stage, and has not commenced planned principal operations.

Nature of Business
------------------

          WST has no products or services as of July 31, 2000. WST was organized to develop a new internet information search system which will provide internet users with a set of high performance and high accuracy search tools for locating relevant information over the World Wide Web.

Cash and Cash Equivalents
-------------------------

          For purposes of the statement of cash flows, WST considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

                        WST WEB SEARCH TECHNOLOGIES INC.
                        --------------------------------
                          (A Development Stage Company)
                          -----------------------------
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                     ---------------------------------------
                        SINCE INCEPTION TO JULY 31, 2000
                        --------------------------------
                                   (Continued)
                                   -----------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------------------------------------

Pervasiveness of Estimates
--------------------------

          The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Amortization
------------

          Intangible assets are comprised of the business plan of operations which includes: A Draft Proposal for Project Development and Design and Implementation an Effective and Efficient Search Engine: A Proposal. Intangible assets amortized over the estimated useful life of 3 to 5 years.

Loss per Share
--------------

          The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                                       Per-Share
                                Income              Shares               Amount
                                ------              ------             ---------
                              (Numerator)        (Denominator)

                                         For the year ended July 31, 2000
                                         --------------------------------

Basic Loss per Share
Loss to common shareholders   $     (830)              100               (8.30)
                              ===========           ======             =========


          The  effect  of  outstanding   common  stock   equivalents   would  be
anti-dilutive for July 31, 2000 and are thus not considered.

                        WST WEB SEARCH TECHNOLOGIES INC.
                        --------------------------------
                          (A Development Stage Company)
                          -----------------------------
                     NOTES TO UNAUDITED FINANCIAL STATEMENTS
                     ---------------------------------------
                        SINCE INCEPTION TO JULY 31, 2000
                        --------------------------------
                                   (Continued)
                                   -----------

NOTE 2 - INCOME TAXES
---------------------

          As of July 31, 2000, WST had a net operating loss carryforward for income tax reporting purposes of approximately $1,000 that may be offset against future taxable income through 2011. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because WST believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY
----------------------------------

          WST has not begun principal operations and as is common with a development stage company, WST has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS
--------------------

          As of July 31, 2000 all activities of WST have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5 - MERGER
---------------

          On July 12, 2000 WST and its sole shareholder Dr. Mengchi Liu entered into an Acquisition Agreement (the "Agreement") with Laredo Investment Corp. pursuant to which Dr. Mengchi Liu sold one hundred percent (100%) of WST's issued and outstanding shares for 10,000,000 common shares of Laredo Investment Corp.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

          On July 12, 2000, WST, Dr. Mengchi Liu, the sole shareholder of WST and the Company executed an Acquisition Agreement that provided for the purchase of all of the issued and outstanding shares of WST for consideration of 10,000,000 shares of common stock of the Company. The following unaudited pro forma condensed combined financial statements are based on the July 30, 2000 (unaudited) historical financial statements of WST and the June 30, 2000 (unaudited) and December 31, 1999 historical consolidated financial statements of WST contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with the Company treated as the acquiring entity for financial reporting purposes. The unaudited pro forma condensed combined balance sheet presenting the financial position of the surviving corporation assumes the purchase occurred as of December 31, 1999. The unaudited pro forma condensed combined statement of operations presents the results of operations of the surviving corporation, assuming the acquisition was completed on January 1, 1999.

          The unaudited pro forma condensed combined financial statements have been prepared by management of WST and the Company based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of both WST and the Company (including the notes thereto) included in this Form 8-K/A Current Report. (See Item 7. "Financial Statements and Exhibits.")



                               UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               -------------------------------------------
                                            December 31, 1999
                                             ----------------

                                                                                             Pro Forma
                                                                              Pro Forma       Combine
                                              Laredo             WST         Adjustments      Balance
                                            ----------       -----------     -----------     ----------


ASSETS
------
Current Assets                               $ 333,216        $        -      $                 333,216
                                                                       -               -
Fixed Assets (net)                             198,800                 -               -        198,800
Other Assets                                         -            10,000               -         10,000

         Total Assets                        $ 532,016        $   10,000      $        -       $542,016
                                            ==========        ===========     ===========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Short-Term Notes Payable                        33,346                 -               -         33,346
Accounts Payable & Accrued Expenses            267,393                 -               -        267,393
Related Party Loans                             63,481                 -               -         63,481
Current Portion of Long-Term Debt               20,479                 -               -         20,479
                                              --------        -----------     -----------      ---------

         Total Current Liabilities             384,699                 -               -        384,699

Long-Term Debt                                 120,600                 -               -        120,600
                                              --------        -----------     -----------      ---------

         Total Liabilities                     505,299                 -               -        505,299
                                              --------        -----------     -----------      ---------

Stockholders' Equity:
  Common Stock                                  29,000            10,830          (830)A         39,000
  Currency translation adjustment                1,349                 -               -          1,349
  Retained Earnings (Deficit)                   (3,632)             (830)         (830)A         (3,632)
                                              --------        -----------     -----------      ---------

         Total Stockholders' Equity
                (Deficit)                       26,717            10,000               -         36,7171
                                              --------        -----------     -----------      ---------

         Total Liabilities and Stockholders
                Equity
                                              $532,016        $   10,000      $        -       $542,016
                                              ========        ===========     ===========      =========


         See accompanying notes to unaudited pro forma condensed combined financial statements.



                                                  F-10


                               UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                               --------------------------------------------
                                   FOR THE YEAR ENDED DECEMBER 31, 1999
                                   ------------------------------------



                                                                                             Pro Forma
                                                                         Pro Forma            Combine
                                        Laredo             WST          Adjustments           Balance
                                     ------------   -----------------  --------------      ------------
Revenues:
  Sales                              $1,669,034  $                      $                   $ 1,669,034
                                                                  -                 -
  Cost of Sales                       1,213,464                   -                 -         1,213,464
                                     -------------  ------------------  --------------      ------------
    Gross Profit                        455,570                   -                 -           455,570

Expenses:
  General & Administrative              361,323                 830           2,000 B           364,153
  Other Expense                          22,224                   -                 -            22,224
                                     -------------  ------------------  --------------      ------------

Earnings (Loss) Before Income Taxes      72,023               (830)            (2,000)           69,193
                                     -------------  ------------------  --------------      ------------

Income Taxes:                            15,545                   -                 -            15,545
Net Loss                            $    56,478     $         (830)     $      (2,000)      $    53,648
                                    ==============  ==================  ===============      ===========

Loss per share                      $      0.00     $          0.00                         $      0.00
                                    ==============  ==================                       ===========

Weighted average shares outstanding  29,000,000          10,000,000                          39,000,000
                                    ==============  ==================                       ===========


          See accompanying notes to unaudited pro forma condensed combined financial statements.


                                                  F-11



                               UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               -------------------------------------------
                                              June 30, 2000
                                              -------------


                                                                                             Pro Forma
                                                                         Pro Forma            Combine
                                        Laredo             WST          Adjustments           Balance
                                     ------------   -----------------  --------------      ------------

ASSETS
------
Current Assets                       $    667,946    $              -   $           -       $   667,946
Fixed Assets (net)                        404,311                   -               -           404,311
Other Assets                                    -              10,000               -            10,000
                                     ------------   -----------------  --------------      ------------
     Total Assets                    $  1,072,257    $        $10,000   $           -       $ 1,082,257
                                     ============   =================  ==============      ============


LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
Short-Term Notes Payable                  434,881                  -                -           434,881
Accounts Payable & Accrued Expenses       445,758                  -                -           445,758
Related Party Loans                        65,758                  -                -            65,758
Current Portion of Long-Term Debt          20,200                  -                -            20,200
                                     ------------   -----------------  --------------      ------------

    Total Current Liabilities             966,597                  -                -           966,597

Long-Term Debt                            107,940                  -                -           107,940

     Total Liabilities                  1,074,537                  -                -         1,074,537
                                     ------------   -----------------  --------------      ------------

Stockholders' Equity:
  Common Stock                             29,000              10,830           (830) A          39,000
  Currency translation adjustment            (362)                  -               -              (362)
  Retained Earnings (Deficit)             (30,918)               (830)           830  A         (30,918)
                                     ------------   -----------------  --------------      ------------

     Total Stockholders' Equity (Deficit)  (2,280)             10,000               -             7,720
                                     ------------   -----------------  --------------      ------------
     Total Liabilities and Stockholders' Equity
                                     $  1,072,257             $10,000        $      -        $1,082,257
                                     ============   =================  ==============      ============



          See accompanying notes to unaudited pro forma condensed combined financial statements.



                                                   F-12


                               UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                               --------------------------------------------
                                    FOR SIX MONTHS ENDED JUNE 30, 2000
                                    ----------------------------------

                                                                                             Pro Forma
                                                                         Pro Forma            Combine
                                        Laredo             WST          Adjustments           Balance
                                     ------------   -----------------  --------------      ------------
Revenues:
   Sales                              $ 1,011,546    $              -   $           -       $ 1,011,546
   Cost of Sales                          722,191                   -               -           722,191
                                     ------------   -----------------  --------------      ------------
      Gross Profit                        289,355                   -               -           289,355

Expenses:
   General & Administrative               265,049                 830           1,000 B         266,879
   Other Expense                           51,592                   -               -            51,592
                                     ------------   -----------------  --------------      ------------

Earnings (Loss) Before Income Taxes       (27,286)               (830)         (1,000)          (29,116)
                                     ------------   -----------------  --------------      ------------

Income Taxes:                                   -                   -               -                 -

Net Loss                             $    (27,286)  $            (830)  $      (1,000)     $    (29,116)
                                     =============  ==================  ==============     ============

Loss per share                       $       0.00   $            0.00                      $       0.00
                                     =============  ==================  ==============     ============

Weighted average shares outstanding    29,000,000          10,000,000                        39,000,000
                                     =============  ==================  ==============     ============






          See accompanying notes to unaudited pro forma condensed combined financial statements.


                                                  F-13

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
      --------------------------------------------------------------------

(1)       General

          After the acquisition of WST by the Company, WST became a wholly-owned subsidiary of the Company, with all of the outstanding shares of WST held by the Company. After the acquisition, Dr. Mengchi Liu held 10,000,000 shares or approximately 26% of the common stock of the Company, subject to certain adjustments. The shareholders of the Company, prior to the acquisition, after giving effect to the acquisition hold in the aggregate 29,000,000 shares of common stock of the Company or approximately 74% of the common stock of the Company.

(2)       Pro Forma Adjustments

          The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of December 31, 1999 and June 30, 2000, are described below:

          (A) Record acquisition and issuance of 10,000,000 shares to Dr. Mengchi Liu.

          The adjustments to the accompanying unaudited pro forma condensed combined statements of operations are described below:

          (B)  Record amortization of intangibles.



                                      F-14